UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012 (March 13, 2012)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective March 13, 2012, Inland Diversified Real Estate Trust, Inc. (the “Company”), Inland Diversified Virginia Beach Landstown, L.L.C. (the “Landstown Subsidiary”), a wholly owned subsidiary of the Company, as borrower, and Bank of America, N.A., as lender, entered into a First Modification of Note, Loan Agreement and Other Loan Documents (the “Modification Agreement”), to modify certain of the terms of the original loan documents among the parties, as entered into on March 25, 2011.  Under the terms of the original loan documents, the loan to the Landstown Subsidiary had a principal amount of approximately $68.4 million, which amount had been reduced to approximately $50.1 million as of March 13, 2012, and a maturity date of March 25, 2012.  The loan is secured by a first priority mortgage on the Landstown Commons Shopping Center, located in Virginia Beach, Virginia, and the Company has guaranteed up to $25 million of the debt in the event that the Landstown Subsidiary fails to comply with its payment obligations under the loan documents.

Under the Modification Agreement, the maturity date of the loan has been extended to September 25, 2013.  Further, effective as of March 25, 2012, the interest payable on the loan will be reduced from a rate equal to the British Bankers Association LIBOR rate, calculated daily (“BBA LIBOR”), plus 3.00% per annum, to BBA LIBOR plus 2.25% per annum.  Except as described herein, the terms of the original loan documents remain materially unchanged by the Modification Agreement.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Modification Agreement attached to this Current Report as Exhibit 10.1, which is incorporated into this Item 2.03 by reference.

Item

9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1

First Modification of Note, Loan Agreement and Other Loan Documents, dated as of March 13, 2012, by and among Inland Diversified Virginia Beach Landstown, L.L.C., as borrower, Bank of America, N.A., as lender, and Inland Diversified Real Estate Trust, Inc. as guarantor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	March 19, 2012	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

First Modification of Note, Loan Agreement and Other Loan Documents, dated as of March 13, 2012, by and among Inland Diversified Virginia Beach Landstown, L.L.C., as borrower, Bank of America, N.A., as lender, and Inland Diversified Real Estate Trust, Inc. as guarantor

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